                                                                   EXHIBIT 10.23


                           LOAN AND PLEDGE AGREEMENT
                           -------------------------

     THIS LOAN AND PLEDGE AGREEMENT (the "AGREEMENT") is made as of February 19, 1998, between Applied Micro Circuits Corporation, a Delaware corporation ("LENDER"), and Anil Bedi ("BORROWER").

                                   BACKGROUND
                                   ----------
     A. Borrower desires to borrow $150,000 from Lender on the terms and subject to the conditions of this Agreement.

     B. To induce Lender to make the loan, Borrower desires to pledge and grant Lender a security interest in an option to purchase 174,666 shares of Common Stock of the Lender (the "Option Shares") held by Lender.

     THE PARTIES AGREE AS FOLLOWS:

     1.   LOAN.
          ----
          1.1  ADVANCE OF FUNDS.  Subject to the terms and conditions of this
               ----------------
Agreement, Lender has advanced $150,000 to Borrower (the "LOAN").

          1.2  PROMISE TO PAY.  Borrower promises to pay to Lender, at the
               --------------
address given pursuant to Section 5.6 for notice to Lender, in lawful money of the United States of America the remaining principal amount of the Loan together with accrued but unpaid interest as provided herein on the earlier to occur of
(i) August 19, 1999, (ii) the voluntary or involuntary termination of Borrower's employment with the Company for any reason, with or without cause (including death or disability, or (iii) the date of any sale, conveyance, assignment, alienation or any other form of transfer of the Option Shares (excluding transfers to family members or trusts that agree to be bound by the terms of this Agreement and transfers to Lender as set forth below), or such earlier date as provided below (the "MATURITY DATE"). Interest shall be due and payable on the Maturity Date on the outstanding principal balance of the Loan at the rate of 5.54 % per annum, compounded annually. If payment of principal or accrued interest is not made in full when due, all unpaid amounts (including principal and interest) shall bear additional interest at the maximum rate legally payable to Lender until paid in full. If any payment is due on a Saturday, Sunday, or a public holiday under the laws of the State of California, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest in connection with such payment. The dates specified for payment under this Section 1.2 may be accelerated as provided in
Section 1.4. Borrower may prepay amounts due under this Agreement in whole or in part at any time without penalty or premium.

          1.3  FULL-RECOURSE.  The principal and interest payable by Borrower
               -------------
under this Agreement are full-recourse and are secured in part as provided in
Section 2.6 of this Agreement.

          1.4  ACCELERATION.  Lender may, at its option and in its sole
               ------------
discretion, declare the then-outstanding principal balance of the Loan, together with all accrued and unpaid interest thereon, to be immediately due and payable if any of the following (each of which is referred to herein as an "EVENT OF DEFAULT") shall occur:

               (a) the failure of Borrower to pay any amount under this Agreement when due;

               (b) the commencement of any proceeding against Borrower in bankruptcy, or otherwise seeking any reorganization, arrangement or similar relief, or the appointment of a receiver, trustee, or liquidator to take possession of the assets of Borrower, or the commencement of any other proceeding under any law for the relief of creditors;

               (c) any assignment by Borrower for the benefit of Borrower's creditors; or

               (d) any other breach by Borrower of any of Borrower's representations, warranties or obligations under this Agreement that is not cured to the satisfaction of Lender within fifteen days after notice of such breach is deemed given pursuant to Section 5.6.

          1.5  WAIVERS BY BORROWER.  Borrower waives presentment, demand for
               -------------------
performance, notice of nonperformance, protest, notice of protest and notice of dishonor.

     2.   PLEDGE AS SECURITY
          ------------------

          2.1  PLEDGE.  As security for all of Borrower's obligations and
               ------
liabilities to Lender, whether now existing or hereafter arising (the "OBLIGATIONS"), Borrower hereby assigns as security and pledges to Lender the Option Shares, which shall include all of Borrower's rights in the Option Shares, the proceeds thereof and all proceeds of proceeds (collectively, the "COLLATERAL"). As a further inducement to Lender to Advance the Loan to Borrower during the term of this Agreement, Borrower's spouse, if any, shall execute and deliver to Lender the Consent attached hereto as Exhibit A.
                                                             ---------

          2.2  VOTING RIGHTS.  So long as Borrower is not in default of the
               -------------
performance of any of the terms of this Agreement or in the payment of any amount due pursuant to this Agreement, Borrower shall have the right to vote, when issued, the Option Shares on all corporate questions.

          2.3  NON-STOCK DISTRIBUTIONS.  All cash distributions received by
               -----------------------
Borrower during the term of this Agreement with respect to the Option Shares shall be placed in an interest-bearing savings account specified by Lender and shall be delivered to and held by Pledgeholder (as such term is defined in Section 3.1 hereof) as additional Collateral; provided, however, that Borrower may elect to deliver such cash to Lender in prepayment of the Loan by giving notice of such election to Lender and Pledgeholder. All distributions, other than in cash or stock received by Borrower during the term of the Agreement with respect to the Option Shares shall be delivered to and held by Pledgeholder as additional Collateral.

          2.4  STOCK DISTRIBUTIONS AND ADJUSTMENTS OF COLLATERAL.  If, during
               -------------------------------------------------
the term of this Agreement, any stock or other non-cash distribution, dividend, reclassification, readjustment, or other change is declared or made in the capital structure of Lender, all new, substituted and additional shares of stock or other securities issued by reason of any such change shall be immediately delivered by Borrower to Pledgeholder, together with executed assignments separate from certificate, to be held by Pledgeholder in the same manner as the Option Shares originally pledged hereunder, and hereafter the term "Option Shares" shall include such securities.

          2.5  WARRANTS AND RIGHTS; OPTION.  If, during the term of this
               ---------------------------
Agreement, subscription warrants or any other rights or options shall be issued in connection with any of the Option Shares, and Borrower shall elect to exercise such warrants, rights or options, all new shares or other securities so acquired by the Borrower shall be immediately delivered to Pledgeholder to be held under the terms of this Agreement in the same manner as the Option Shares originally pledged hereunder, and thereafter the term "Option Shares" shall include such securities.

          2.6  DEFAULT; FULL-RECOURSE OBLIGATION.  If an Event of Default has
               ---------------------------------
occurred, Lender is authorized to sell, assign and deliver at Lender's discretion, from time to time, all or any part of the Collateral at any private or public sale, on not less than ten days' written notice to Borrower and Pledgeholder, at such price or prices and upon such terms as Lender may deem advisable and Lender shall have all the rights and remedies of a secured creditor under the provisions of the California Uniform Commercial Code. At any such public sale, Lender may bid for, and become the purchaser of, the whole or any part of the Collateral offered for sale. In case of any private or public sale, after deducting the costs, counsel fees and other expenses of sale and delivery, the remaining proceeds of such sale shall be applied to the satisfaction of the Obligations; provided, however, that after satisfaction in full of the Obligations, the balance of the proceeds of sale then remaining shall be paid to Borrower. Borrower shall be liable for any deficiency if the proceeds of the sale of the Collateral are insufficient to discharge the amount of principal and interest due under this Agreement.

          2.7  RETURN OF COLLATERAL.  Upon Borrower's satisfaction of the
               --------------------
Obligations, Lender shall instruct Pledgeholder to return to Borrower all Collateral then in Pledgeholder's possession.

          2.8  SUBSTITUTION OF COLLATERAL.  Borrower may substitute at any time,
               --------------------------
and from time to time, any Collateral, subject in each case to obtaining the prior written approval of Lender, such approval to be given or withheld in the exercise of Lender's sole discretion.

     3.   PLEDGEHOLDER.
          -------------

          3.1  APPOINTMENT OF PLEDGEHOLDER.  Borrower and Lender hereby appoint
               ---------------------------
the Secretary of Lender (the "PLEDGEHOLDER") to act as pledgeholder for them in accordance with this Agreement.

          3.2  DELIVERY OF DOCUMENTS.  Upon an Event of Default, Borrower shall
               ---------------------
deliver to Lender an executed notice of exercise with respect to and request immediate exercise of each Option listed in Schedule 3.2 and a check in the amount of the exercise price of the Option Shares. If Borrower fails to deliver a check in the amount of the exercise price of the Option Shares, Lender shall have the right to do so on Borrower's behalf. Borrower agrees that the stock certificates representing the Option Shares shall be retained by Pledgeholder and Borrower shall deliver four stock assignments separate from certificate for each such stock certificate, duly executed by Borrower.

          3.3  DUTIES AFTER AN EVENT OF DEFAULT.  Pledgeholder shall have no
               --------------------------------
duty to determine the existence of an Event of Default, but may, without any liability whatsoever, rely upon the written notice of Lender that an Event of Default has occurred. If, following an Event of Default, Lender shall elect to exercise its right to realize on the Option Shares, Pledgeholder shall, upon the receipt of written notice from Lender of the number of Option Shares sold and sale price, (i) date the stock assignments necessary for each transfer in question, (ii) fill in the number of Option Shares being transferred and
(iii) deliver the same, together with the certificate(s) evidencing the Option Shares to be transferred to the purchaser against the simultaneous delivery to Pledgeholder of the purchase price for the number of the Option Shares then being purchased. In connection with each such sale, Pledgeholder shall deliver from the escrow the specific Option Shares that are designated by Lender. Following an Event of Default, Pledgeholder shall dispose of the Collateral other than the Option Shares in accordance with written instructions of Lender. After deducting the costs, counsel fees and other expenses of such sale and delivery as provided in Section 2.6 of this Agreement, Pledgeholder shall pay the remaining proceeds of such sale to Lender to the extent of the obligations of Borrower under this Agreement as specified by Lender. Any remaining proceeds of such sale shall be paid to Borrower.

          3.4  ATTORNEY-IN-FACT; ADDITIONAL STOCK ASSIGNMENTS.  Borrower hereby
               ----------------------------------------------
irrevocably constitutes and appoints Pledgeholder as Borrower's attorney-in-fact and agent for the term hereof to execute, with respect to such securities or other Collateral as are deposited with Pledgeholder hereunder, all documents necessary or appropriate to make such securities or other Collateral negotiable and complete any transaction herein contemplated. Borrower shall deliver to Pledgeholder from time to time such number of stock assignments separate from certificate or other documents, including notices of option exercise, duly executed by Borrower as may be reasonably requested by Lender or Pledgeholder.

          3.5  RETURN OF PROPERTY.  If, at the time of termination of this
               ------------------
Agreement, Pledgeholder has in Pledgeholder's possession any documents, securities, or other property belonging to Borrower, Pledgeholder shall deliver all of same to Borrower and shall be discharged of all further obligations hereunder.

          3.6  DUTIES; MODIFICATION OF DUTIES.  Pledgeholder shall carry out
               ------------------------------
Pledgeholder's duties hereunder to the best of Pledgeholder's ability and shall be liable only for gross negligence or willful misconduct. Pledgeholder's duties hereunder may be altered, amended, modified or revoked only by a written instrument signed by Lender, Borrower and Pledgeholder.

          3.7  OBLIGATIONS.  Pledgeholder shall be obligated only for the
               -----------
performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by Pledgeholder to be genuine and to have been signed or presented by the proper party or parties. Pledgeholder shall not be personally liable for any act Pledgeholder may do or omit to do hereunder as Pledgeholder or as attorney-in-fact for Borrower while acting in good faith and in the exercise of Pledgeholder's own good judgment, and any act done or omitted by Pledgeholder pursuant to the advice of Pledgeholder's own attorneys shall be conclusive evidence of such good faith.

          3.8  AUTHORIZATION TO ACT.  Pledgeholder is hereby expressly
               --------------------
authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case Pledgeholder obeys or complies with any such order, judgment or decree of any court, he shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

          3.9  BANKRUPTCY.  Bankruptcy, insolvency, or dissolution of any party
               ----------
hereto shall not affect Pledgeholder's performance hereunder.

          3.10 STATUTE OF LIMITATIONS.  Pledgeholder shall not be liable for the
               ----------------------
lapse of any rights because of any Statute of Limitation applicable with respect to this Agreement or any documents deposited with Pledgeholder.

          3.11 LEGAL COUNSEL.  Pledgeholder shall be entitled to employ such
               -------------
legal counsel and other experts as Pledgeholder may deem necessary to advise Pledgeholder properly in connection with Pledgeholder's obligations and may pay such counsel reasonable compensation therefor, for which Pledgeholder shall be reimbursed 50% by Lender and 50% by Borrower.

          3.12 TERMINATION OF DUTIES; SUCCESSOR.  Pledgeholder's
               --------------------------------
responsibilities as Pledgeholder hereunder shall terminate if (i) Pledgeholder shall resign by thirty days written notice to Borrower and Lender; (ii) Borrower and Lender jointly agree as to Pledgeholder's termination and appoint Pledgeholder's successor, or (iii) Pledgeholder dies or is disabled. In the event of Pledgeholder's termination as Pledgeholder by resignation, death or disability, Lender shall appoint a successor. Upon Pledgeholder's receipt of notice of any such appointment of

Pledgeholder's successor, all documents, shares and other property then in Pledgeholder's possession pursuant to this Agreement shall be delivered to such successor.

          3.13 FURTHER INSTRUMENTS.  If Pledgeholder reasonably requires other
               -------------------
or further instruments in connection with this Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

          3.14 CONFLICTING NOTICES; DISPUTES.  If Pledgeholder receives a notice
               -----------------------------
from Lender that Lender is exercising any of Lender's rights hereunder, Pledgeholder shall first complete all action required with respect to the notice before taking action with respect to any subsequently received notice that in any way conflicts with the prior notice. If any dispute arises with respect to the delivery and/or ownership or right of possession of the Collateral, Pledgeholder may, at Pledgeholder's option, be relieved from all liability to Borrower and Lender by depositing all documents held hereunder with the Clerk of the California Superior Court for the City and County of San Francisco for the purpose of permitting the Borrower and Lender to litigate their respective rights in such court. The receipt of the Clerk of such court of such documents shall discharge Pledgeholder from all liability to the Borrower and Lender, and the same may be pleaded as a bar to any action against Pledgeholder by Borrower or Lender.

     4.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWER.
          -----------------------------------------------------

          4.1  OWNERSHIP OF COLLATERAL; NO CONFLICTS. Borrower represents and
               -------------------------------------
warrants as of this date, and covenants for the period beginning on this date and ending on the termination of this Agreement, that (i) Borrower has and will have the right to enter into this Agreement, to transfer to Lender all or any part of the Collateral, free and clear of any lien, claim, encumbrance or restriction of any type or nature whatsoever (other than restrictions on resale that may arise under applicable federal and state securities laws); (ii) the Collateral is not and will not be subject to any right of first refusal, right of repurchase or any similar right granted to, or retained by, Lender, any shareholder of the Lender or any other person (other than as may be set forth in a restricted stock purchase agreement to be entered into by Lender and Borrower with respect to the issuance of the Option Shares; and (iii) there is no provision of any existing agreement, and Borrower will not enter into an agreement, by which Borrower is or would be bound (or to which Borrower is or would become subject) that conflicts or would conflict with this Agreement or the performance of Borrower's obligations under this Agreement.

          4.2  RULE 144 REPORTS. Borrower shall fully cooperate in the
               ----------------
completion and execution of any notice deemed by Lender to be required to be filed with the Securities and Exchange Commission in respect of any proposed sale of securities pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended.

          4.4  FURTHER ASSURANCES. Upon the reasonable request of Pledgeholder
               ------------------
or Lender, Borrower will prepare, execute and deliver any further instruments and do any further acts that may be necessary to carry out more effectively the purpose of this Agreement, including, if necessary, the preparation, execution and delivery of applications to the California Department of Corporations.

     5.   MISCELLANEOUS.
          -------------

          5.1  AMENDMENT.  Except as provided in Section 3.6, this Agreement may
               ---------
only be amended by a writing signed by Borrower and Lender.

          5.2  ASSIGNMENT.  Borrower may not assign or otherwise transfer any of
               ----------
his rights or obligations under this Agreement. Lender may assign all or any portion of his rights and obligations under this Agreement at any time, and from time to time, with notice to Borrower. Subject to the foregoing, this Agreement shall be binding upon the heirs, executors and personal representative of Borrower and shall be binding upon and inure to the benefit of the successors and assigns of Lender.

          5.3  ENTIRE AGREEMENT, CONTROLLING DOCUMENT.  This Agreement
               --------------------------------------
constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence and understandings between the parties with respect to the subject matter hereof, whether oral or in writing.

          5.4  COSTS OF ENFORCEMENT.  If any party to this Agreement seeks to
               --------------------
enforce its rights under this Agreement by legal proceedings or otherwise, the non-prevailing party shall pay all costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys' fees.

          5.5  GOVERNING LAW; CONSENT TO JURISDICTION.  This Agreement shall be
               --------------------------------------
governed by and construed in accordance with the laws of the State of California applicable to contracts entered into by California residents and to be performed wholly in the State of California. Each party hereto hereby agrees that any action that, in whole or in part, in any way arises under this Agreement shall be brought in the Superior Court of the State of California for the City and County of San Francisco or the United States District Court for the Northern District of California. Each party hereby submits to the exclusive jurisdiction and venue of such Courts for purposes of any such action and agrees that any notice, document or complaint in any such action may be served on it by delivery in the manner provided for the delivery of notices under this Agreement.

          5.6  NOTICES.  All notices and other communications under this
               -------
Agreement (other than payments hereunder, which shall be deemed made as of the date of receipt by Lender) shall be in writing, and shall be deemed to have been duly given on the date of delivery if delivered personally, or by telegram, telex or confirmed facsimile, or on the next day after dispatch via overnight messenger or courier, or on the second day after mailing if mailed to the party to whom notice is to be given by first class mail, registered or certified, postage prepaid, and addressed as follows (until any such address is changed by notice duly given):

          To Borrower at:         Anil Bedi
                                  c/o Applied Micro Circuits Corporation.
                                  6290 Sequence Drive
                                  San Diego, CA  92121

          To Lender at:           Applied Micro Circuits Corporation.
                                  6290 Sequence Drive
                                  San Diego, CA  92121
                                  attn: Joel Holliday

          To Pledgeholder at:     Corporate Secretary
                                  Applied Micro Circuits Corporation.
                                  6290 Sequence Drive
                                  San Diego, CA  92121

          5.7 SEVERABILITY. If any provision of this Agreement shall be
              ------------
determined to be invalid or unenforceable, the remainder shall be valid and enforceable to the maximum extent possible.

          5.8 HEADINGS. The section headings used in this Agreement are intended
              --------
principally for convenience and shall not, by themselves, determine the rights and obligations of the parties to this Agreement.

          5.9 DELAY AND WAIVER. No delay on the part of Lender in exercising any
              ----------------
right under this Agreement shall operate as a waiver of such right. The waiver by Lender of any term or condition of this Agreement shall not be construed as a waiver of a subsequent breach or failure of the same term or condition or a waiver of any other term or condition contained in this Agreement.

          5.10 TERM. This Agreement shall terminate upon delivery by Lender, to
               ----
Borrower and Pledgeholder, of notice that all obligations of Borrower under this Agreement have been fulfilled.

          5.11 LEGAL REPRESENTATION. Borrower hereby acknowledges that: (a) he
               --------------------
has read this Agreement; (b) he understands that he has not been represented in the preparation, negotiation, and execution of this Agreement by Venture Law Group, A Professional Corporation, which is counsel to the Lender; (c) he has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of his own choice or has voluntarily declined to seek such counsel; (d) he understands the terms and consequences of this Agreement and is fully aware of its legal and binding effect.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.


                        BORROWER:     /s/ Anil Bedi
                                      ___________________________________
                                      Anil Bedi


                        LENDER:       APPLIED MICRO CIRCUITS CORPORATION



                                      By /s/ Joel Holliday
                                        _________________________________

                                      Title: Chief Official Officer
                                            _____________________________

       CONSENT OF PLEDGEHOLDER.  The undersigned agrees to act as Pledgeholder
       -----------------------
under this Agreement pursuant to Section 3 and agrees to be bound only by such
Section 3 and Section 5.


                              /s/ Joel Holliday
                              ______________________________________
                              Joel Holliday, Secretary of
                              Applied Micro Circuits Corporation

                                   EXHIBIT A
                                   ---------

                                    CONSENT


     I, ___________, have read and approved the foregoing Agreement. I hereby appoint Anil Bedi as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to the pledge by Anil Bedi of the options to purchase the Common Stock of Applied Micro Circuits Corporation. as set forth on Schedule 3.2 to the Agreement insofar as I may have any rights under such Agreement or in any such shares or options under the community property laws of the State of California or similar laws relating to marital property in effect in any applicable state of residence as of the date of the signing of the foregoing Agreement.


Dated: _________, 1998


                                     _______________________________________
                                         Name:

                                  SCHEDULE 3.2

Security                            Number of Shares
--------                            ----------------

Options for Common                  174,666